EXECUTION VERSION

SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT

This SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT, dated as of May 18, 2020 (this "Second Amendment"), is entered into by and between (i) Lake Niassa Empreendimentos e Participações Ltda., a limited liability company duly organized under the laws of the Federative Republic of Brazil (the "Buyer") and (ii) Douglas Lopes (the "Seller" and together with Buyer, the "Parties").

WHEREAS, the Parties entered into that certain Stock Purchase Agreement, dated as of February 7, 2020, as amended by that certain Amendment to Stock Purchase Agreement, dated as of April 17, 2020 (the "Amended SPA"); and

NOW THEREFORE, in consideration of these premises and intending to be legally bound hereby, the Parties hereby agree to further amend the Amended SPA as follows:

1. Defined Terms in this Second Amendment. All capitalized terms used in this Second Amendment and not otherwise defined in this Second Amendment shall have the meanings ascribed thereto in the Amended SPA.

2. Amendment to Section 1(c). The first sentence of Section 1(c) of the Amended SPA is hereby deleted in its entirety and restated and replaced with the following:

> "c. The Buyer shall pay, in immediately available funds via wire transfer in Brazilian *reais*, (i) on the Closing Date, thirty percent (30%) of the Purchase Price directly to the Seller and (ii) on April 6, 2021 (the "Balance Due Date"), to the Seller the balance of the Purchase Price (the "Balance") including any Interest (as defined below). Any amounts payable in *reais* hereunder shall be determined based upon the Brazilian Central Bank PTAX exchange rate as of the close of business on the date immediately preceding such payment."

3. Amendment to Section 10. A new item (h) is added to Section 10 of the Amended SPA and will state the following:

> "h. Tax Considerations. The Seller acknowledges and agrees that he (i) has considered the federal, state, local and foreign tax consequences of the transactions contemplated by this letter, including the receipt of the Purchase Price, and that he is not relying on any statements or representations of the Buyer, the Company or any of their advisors with regard to tax or other matters, (ii) will be solely responsible for all federal, state and local taxes due with respect to the Purchase Price (including all applicable federal, state or local taxes imposed by any Brazilian taxing authority) and (iii) will indemnify and hold harmless the Buyer and the Company from any and all taxes due and owing by the Seller with respect to the receipt of the Purchase Price.

4. Acknowledgement. Notwithstanding anything to the contrary in the Amended SPA, the Parties hereby acknowledge and agree that the Amended SPA has not terminated and has been and remains in full force and effect as of the date of this Second Amendment, subject to the terms and conditions of the Amended SPA as amended by this Second Amendment.

5. Miscellaneous.

(a) Except as otherwise provided for in this Second Amendment, the Amended SPA shall remain unchanged and in full force and effect.

(b) The general provisions set forth in items (b) through (f) of Section 10 of the Amended SPA shall apply *mutatis mutandis* to this Second Amendment.

(c) This Second Amendment may be executed and delivered in one or more counterparts (including by electronic transmission of a PDF file), each of which when executed and delivered will constitute an original of this Second Amendment, but all counterparts will together constitute one and the same agreement.

(Signature page follows.)

IN WITNESS WHEREOF, the Parties have executed this Second Amendment as of the date first above written.

BUYER:

Lake Niassa Empreendimentos e Participações Ltda.

DocuSigned by: Orivaldo Padilha F9059577A3FD452...

DocuSigned by: [signature] 8C9D6C89DBC6490...

By: __________________________________

Name: Orivaldo Padilha Helisson Brigido Andrade Lemos

Title: Executive Officer Executive Officer

Address:

Rua Samuel Klein, 83, São Caetano do Sul-SP, CEP 09510-125

Email: padilha@viavarejo.com.br helisson@viavarejo.com.br

SELLER:

Douglas Lopes

[signature]

____

Address: 186 Lincoln St., 3rd Floor
Newton, MA 02111
Title: Chief Financial Officer
Email: douglas@airfox.com

0138752.0664682 4824-1698-2716v3